EXHIBIT 99.1
Texas Capital Bancshares
Code of Business Conduct and Ethics
          This Code of Business Conduct and Ethics (“Code of Business Conduct”) covers a wide range of business practices and procedures. It does not cover every issue that may arise but it sets out basic principles to guide all our personnel. All personnel must conduct themselves accordingly and seek to avoid even the appearance of improper behavior. This Code of Business Conduct applies to every member of the Board of Directors, every officer and every employee of Texas Capital Bancshares, Inc., Texas Capital Bank, N.A. and their subsidiaries (collectively referred to as the “Company”). When the terms “Board of Directors” and “executive officers” are used in this Code of Business Conduct, they refer to the Board of Directors and executive officers, respectively, of Texas Capital Bancshares, Inc.
     To further the Company’s fundamental principles of honesty, loyalty, fairness and forthrightness, the Company has established this Code of Business Conduct. This Code of Business Conduct strives to deter wrongdoing and, to that end, to promote the following objectives:
1.	Honest and ethical conduct, including the handling of actual or apparent conflicts of interest between personal and professional relationships;

2.	Full, fair, accurate, timely and understandable disclosure in all reports and documents required to be filed with governmental authorities and in other public communications;

3.	Compliance with all applicable government and self-regulatory organization laws, rules and regulations;

4.	Prompt internal reporting of violations;

5.	Accountability for compliance with this Code of Business Conduct; and

6.	Prompt reporting by directors, officers and employees to appropriate parties of adverse or potentially adverse information relating to the Company’s operations.
          The following discusses situations that require application of the Company’s fundamental principles and promotion of the Company’s objectives. If there is a conflict between this Code of Business Conduct and a specific procedure, each director, officer or employee should consult the Company’s Manager of Internal Audit for guidance.
     I. Compliance with Laws
          The activities of the Company and each director, officer and employee are expected to be in full compliance with the letter and spirit of all applicable laws, rules and regulations. It would be impossible to summarize here all the laws, rules and regulations with which the Company and its directors, officers and employees must comply. However, all directors, officers and employees of the Company are expected to understand, respect and comply with all of the laws, regulations, policies and procedures that apply to them in their position with the Company. All managers are generally responsible for making employees aware of which laws, regulations and policies apply to their positions and what guidance and training is necessary to understand and comply with such laws, regulations and policies.
          If any director, officer or employee has any questions about his or her obligations under any applicable laws, rules, regulations or policies, he or she should seek advice from the Company’s Manager of Internal Audit.
          II. Conflicts of Interest
          General. All directors, officers and employees of the Company have a primary business responsibility to the Company and must avoid any activity that may interfere, or have the appearance of interfering, with the performance of this responsibility. Business decisions must be based solely on the best interests of the Company, without regard to personal, family or other extraneous considerations.
          It is critical that all directors, officers and employees understand that the appearance of a conflict of interest can be as damaging to the Company as an actual conflict. Each director, officer and employee should conduct himself or herself at all times so as to avoid actual and apparent conflicts. If an officer or employee believes he or she may have a conflict of interest, such officer or employee should disclose it in writing to, and seek guidance from the Manager of Internal Audit. If a director believes he or she may have a conflict of interest, he or she should disclose it in writing to the Board of Directors or Audit Committee of the Board and abstain from voting with respect to such matter.
1.	A “Conflict of Interest” exists when a real or perceived private interest of a director, officer or employee is in conflict with the interest of the Company, as when any such individual receives improper personal benefits as a result of his or her position with the Company, or when the individual has other duties, loyalties, responsibilities or obligations that are, or may be viewed as being, inconsistent with the Company. Conflicts of interest can arise when an individual’s position or responsibilities with the Company present an opportunity for gain apart from his or her normal rewards of employment. They can also arise when an individual’s personal, business or family interests are, or may be viewed as being, inconsistent with those of the Company and therefore as creating conflicting loyalties. Such conflicting loyalties can cause a director, officer or employee to give preference to personal interests, either internal or external, in situations where Company responsibilities come first.

2.	Directors, officers and employees may not personally benefit from their relationship or employment with the Company except through compensation or Board-approved benefits received directly from the Company. This prohibition does not apply to benefits offered by the Company or merchants that are generally available to all employees of the Company. Additionally, directors, officers and employees are encouraged to utilize the Company’s products and services, but this should be on an arm’s length basis.

3.	Conflicts of interest are prohibited as a matter of Company policy. Each director, officer or employee should manage his or her personal business affairs so as to avoid conflicts of interest or even the appearance of a conflict of interest. Conflicts of interest may not always be easily recognized or identified. While the following will provide certain examples, if a question arises a director, officer or employee should consult with the Manager of Internal Audit.
4.	A director, officer or employee shall not handle or approve on behalf of the Company any transaction which is or could be viewed as a conflict of interest because of a material connection with the individual or a related person or entity. Personal interest which might affect directly or indirectly the proper exercise of judgment shall be avoided. This includes but is not limited to (i) approval of overdrafts, waiving of any bank fees or charges, making loans, making exceptions to Company policies, approvals of checks for cash or immediate credit; (ii) negotiation or approval of transactions in which the Company and either the individual or a related person or entity are parties; (iii) negotiation or approval of a transaction relating to assets in which the individual or related person or entity has an interest and are held or are to be held by the Company as collateral or which provide an important source of repayment of a loan made by the Company; and (iv) similar transactions directly or indirectly involving the Company. Directors, officers or employees having such situations should exclude themselves entirely from any direct or indirect participation in such matter.

5.	Any officer or employee invited to serve as an officer or director of an outside for-profit entity shall not accept such office without the prior written approval of the Chairman of the Board of Texas Capital Bancshares. Service on boards of charitable and civic organizations is encouraged and is permitted to the extent it does not unreasonably interfere with the duties and responsibilities of such officer or employee. Outside directors of the Company shall not be required to seek such approval but shall notify the Chairman of the Board of Texas Capital Bancshares and the Audit Committee in writing of any new position accepted.

6.	Directors, officers and employees will give prior written notice to an executive officer of the Company before soliciting contributions or the sale of goods and services by or for other businesses or organizations on Company property or utilizing assets of the Company.
          III. Outside Activities.
          An officer or employee should obtain prior approval from his or her supervisor before participating in business activities outside the Company. While the Company will generally approve such activities, requests to engage in activities that could unreasonably interfere with an employee’s job duties, could reflect poorly on the Company, are otherwise not in the best interest of the Company, or create or appear to create a conflict of interest will generally be declined. If there is any question about the appropriateness of any outside activity, the activity must be discussed with the Manager of Internal Audit prior to approval or declination.
          IV. Gifts, Fees, Legacies and Loans
In addition to the guidelines set forth in Section II above:
1.	A director, officer or employee should not accept a loan from any of the Company’s customers or suppliers, except for loans from other financial institutions obtained under their normal process.

2.	A director, officer or employee should not accept a fee for performing any act that the Company could have performed (except that receiving fees for serving as executor or trustee of an estate or a trust for the benefit of others is permitted).

3.	A director, officer or employee should not receive anything of value as an inducement for, or in consideration of, making a loan by the Company or making a purchase of any goods or services from a third party.

4.	In any case where a gift or legacy, whether in cash or in kind, could raise a question that an individual’s judgment is influenced, such director, officer or employee should report such matters in writing to the Chief Executive Officer or Chairman of the Board of Texas Capital Bank, N.A. prior to acceptance of the gift. Gifts from customers or vendors to officers or employees having a value in excess of $250.00 must always be reported to the Chief executive officer or Chairman of the Board of Texas Capital Bank, N.A. prior to the acceptance of the gift. A “gift” subject to this reporting requirements shall include, but not be limited to, travel (by private or public conveyance) hunting, sporting and other events and must be reported if they have a value in excess of $250.

5.	A director, officer or employee should not sell anything to a Company customer or supplier at a value in excess of its worth nor shall he or she purchase anything from a Company customer, supplier or competitor at a value below the value available to other buyers.

6.	A director, officer or employee should decline any gift if there would be even the slightest implication of influence on future dealings.

7.	A director, officer or employee should not do indirectly what he or she is prohibited from doing directly. For example, a director, officer or employee should not have a family member or a related entity accept a prohibited gift or loan.
          V. Corporate Opportunities
          A director, officer or employee should not take personal advantage or obtain personal gain from an opportunity learned of or discovered during the course and scope of his or her employment or relationship with the Company when that opportunity or discovery could be of benefit or interest to the Company. Likewise, no director, officer or employee should use Company property, information or position for personal gain.
          VI. Protection and Proper Use of Company Assets
          The Company acquires assets to conduct its business affairs. Each director, officer and employee has a duty to protect the Company’s assets and to take all reasonable steps to ensure their efficient use by the Company. Assets include all of the Company’s financial assets, real estate assets, other tangible property, and confidential information, as defined below.
          VII. Confidential Information
          Directors, officers and employees will obtain confidential information about the Company, its customers, operations, business prospects and opportunities in the course of his or her employment or tenure with the Company. Confidential information includes the following, although this list is not exhaustive:
1.	Financial performance information;

2.	Current and prospective client and customer lists;

3.	Information about client and customer accounts, financial condition, requirements and practices;

4.	Business methods and ideas;

5.	Employee lists and employment data;

6.	Documents, books, records, data, materials, supplies, and contract forms; and

7.	Other information relating to the Company, its employees, its products, plans, policies, prospects, services and operations.
          Directors, officers and employees are given this information because it is necessary or useful in carrying out their duties for the benefit of the Company. No director, officer or employee may use it to further his or her personal interests, to make a profit or for any other purpose. The Company has adopted policies and procedures intended to safeguard this information. It is the obligation of each director, officer and employee to adhere to those requirements and any changes or modifications that the Company may adopt. No director, officer or employee shall disclose confidential information to a customer or any other outside party, and disclosure to others within the Company should be on a “need-to-know” basis. Additionally, financial information should not be released to anyone unless it is included in a published report or has generally been made available to the public (please also refer to Section XI below). Any questions concerning disclosure of confidential information should be directed to the Manager of Internal Audit.
          VIII. Fair Dealing
          The Company believes that behaving ethically is good business. The Company intends to live up to its obligations and be honest and fair in its dealings with others. The Company may not seek unfair advantage with customers, suppliers, co-workers or competitors by concealment, manipulation or abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practices.
          IX. Insider Trading or Stock Tipping
          Directors, officers and employees are not permitted to use or share confidential information concerning the Company or its customers for stock trading purposes or for any other purpose except the conduct of the Company’s business. All non-public information about the Company or other persons or entities should be considered confidential information. To use non-public information for personal financial benefit or to “tip” others who might make an investment decision on the basis of this information is not only unethical but also illegal. In order to assist with compliance with laws against insider trading, the Company has adopted a specific policy governing trading in securities of the Company. This policy has been distributed to every director, officer and employee. If any director, officer or employee has any questions, please consult the Manager of Internal Audit.
          X. Bribery
          Directors, officers and employees are strictly forbidden from offering, promising, or giving money, gifts, loans, rewards, favors or anything of value to any governmental official, employee, agent or other intermediary (either inside or outside the United States) which is prohibited by law. Those paying a bribe may subject the Company and themselves to civil and criminal penalties. When dealing with government customers or officials, no improper payments will be tolerated. If any offer of money, gifts or favors is received by any director, officer or employee that is intended to influence a business decision, then it should be reported to the Manager of Internal Audit immediately.
     The Company prohibits improper payments in all of its activities, whether these activities are with governments or in the private sector.
          XI. Accuracy in Reporting and Other Public Communications
          The Company must provide full, fair, accurate, timely and understandable disclosure in all reports and documents filed with, or submitted to, the Securities and Exchange Commission (the “SEC”), as well as the Company’s filings and communications with bank regulatory authorities and in other public communications made by the Company. The full, fair, accurate, timely and understandable disclosure in all such reports and documents and other public communications made by the Company is essential and of critical importance to the Company.
          This means, among other things, that any director, officer or employee who is responsible for the preparation or review of the Company’s financial statements or other documents that are to be filed with the SEC or any bank regulatory authority, or otherwise made publicly available, shall exercise the highest standard of care in preparing and reviewing any such materials.
          Depending on the position with the Company, a director, officer or employee may be called upon to provide necessary information to assure that the Company’s public reports are full, fair, accurate and understandable. The Company expects all directors, officers and employees to take this responsibility seriously and to provide prompt and accurate answers to inquiries related to the Company’s disclosure requirements. Additionally, each director, officer and employee has a responsibility to ensure that all Company documents and reports for which he or she is responsible are prepared and maintained properly and are free of any false, misleading, incomplete or otherwise improper information. It is illegal to mislead, manipulate, defraud or coerce any employee, officer or director of the Company, any advisor to the Company (including outside counsel or auditors) or any bank examiner.
          A director, officer or employee who becomes aware of an error or potential misstatement in any Company documents, including financial statements or other documents filed with the SEC or any bank regulatory authority, must promptly report the error or potential misstatement in writing to the Manager of Internal Audit. Such communications will be kept confidential to the extent possible and may also be reported utilizing the Company’s Employee Hotline (888-475-8376).

          XII. Personal Finances
          Because banking is a profession that demands financial integrity, each director, officer and employee should maintain high standards in conducting financial matters. No officer or employee, nor an immediate family member or related entity thereof, should invest an amount greater than $50,000 in the business of a Company customer, competitor, supplier or prospect (other than securities traded on organized securities exchanges) without prior written notification to the Chief Executive Officer of Texas Capital Bancshares, Inc. or Texas Capital Bank.
          XIII. Reporting Illegal or Unethical Behavior
          Directors, officers and employees who suspect or know of violations of this Code of Business Conduct, or illegal or unethical business or workplace conduct by employees, officers or directors, have an obligation to contact the Manager of Internal Audit. Such communications will be kept confidential to the extent possible and may be reported utilizing the Company’s Employee Hotline (888-475-8376). If any director, officer or employee is ever uncertain as to the best course of action in a specific situation, he or she should seek verification and help immediately from the Manager of Internal Audit.
          XIV. General Provisions
1.	This Code of Business Conduct may be amended or modified only by the Company’s Board of Directors. If a director, officer or employee desires to seek a waiver of any provision of this Code of Business Conduct, he or she should submit a written request for a waiver to the Manager of Internal Audit. The submission shall set forth all of the relevant facts and the basis for requesting the waiver. All requests for waivers will be forwarded by the Manager of Internal Audit to the Business Conduct Committee appointed by the Audit Committee. The Business Conduct Committee will review the matter and take action with respect to the matter, promptly reporting the matter to the Audit Committee of the Board of Directors, which shall be the final authority with respect to waivers relating to employees and non-executive officers. With respect to executive officers and members of the Board of Directors, such waiver requests shall be referred by the Audit Committee to the full Board of Directors for final action. All communications granting or denying waivers shall be in writing. All waivers granted to members of the Board of Directors or executive officers of Texas Capital Bancshares under this Code of Business Conduct shall be posted on the Company’s website and reported on Form 8-K to the SEC and NASDAQ.

2.	A director, officer or employee will be subject to disciplinary action (including, but not limited to, dismissal) if he or she violates this Code of Business Conduct.

3.	The Business Conduct Committee shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of a violation of this Code of Business Conduct by an employee or non-executive officer. The Board of Directors shall determine appropriate actions to be taken in case of a violation by an executive officer or a member of the Board of Directors. Such action shall be reasonably designed to deter wrongdoing and to permit accountability for the adherence to this Code of Business Conduct. Disciplinary actions for violations of this Code of Business Conduct can include oral or written reprimands, suspension, probation, final warning or termination of employment or a potential civil lawsuit. The violation of laws, rules or regulations, which can subject the Company to fines and other penalties, may result in the individual’s criminal prosecution.
4.	Retaliation for complying with this Code of Business Conduct is prohibited. The Company also prohibits retaliation of any kind against individuals who have made good faith reports or complaints of violations under this Code of Business Conduct.

5.	Should any director, officer or employee of the Company desire a clarification or interpretation of this Code of Business Conduct, he or she should submit a request to the Manager of Internal Audit who will consult with the Audit Committee of the Board of Directors and respond appropriately.

6.	The implementation and administration of this Code of Business Conduct will be under the direction and supervision of the Audit Committee of the Board of Directors. The Manager of Internal Audit will report directly to the Audit Committee with respect to all matters relating to this Code of Business Conduct.

7.	All communications, reports and requests for clarification, interpretation or waiver of this Code of Business Conduct and all responses thereto shall be in writing and shall be maintained by the Manager of Internal Audit in the Company’s permanent records.

8.	This Code of Business Conduct and any amendments thereto will be posted on the Company’s website and filed with the SEC and NASDAQ.

9.	Each director, officer and employee of the Company shall be required to complete and sign the attached Certification Statement annually.
          Policy Approved by: TCB Board of Directors
          Effective Date:         January 17, 2006

Texas Capital Bancshares
Code of Business Conduct and
Ethics Certification Statement
          I hereby acknowledge receipt of a copy of the “Code of Business Conduct and Ethics” of Texas Capital Bancshares, Inc. (the “Company”) which applies to my professional and personal dealings with the Company. By executing this Certification Statement, I acknowledge that I have read and understand the Company’s Code of Business Conduct and Ethics and agree to be bound by all provisions therein. Except as disclosed below, I further represent that I am now and at all relevant times have been in compliance with its provisions.

Signature	Date

Print Name
Listed below are descriptions of exceptions or notices required to be reported by the Code of Business Conduct:

Attach additional pages if required.